                            SCHEDULE 14A INFORMATION

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                                 TELEDYNE, INC.
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

ALLEGHENY TELEDYNE



                         STRATEGIC BUSINESS COMBINATION



                           CREATING A WORLD LEADER IN
                               SPECIALTY METALS



                       PARTNERING WITH STRONG DIVERSIFIED
                              TECHNOLOGY BUSINESSES

                                    AGENDA



                        - Transaction Highlights

                        - Overview of Operations

                        - Benefits of Merger

TRANSACTION HIGHLIGHTS

Agreement:              Definitive Agreement signed 4/1/96

Structure:              Tax-free exchange of stock

Accounting:             Pooling of Interests

Exchange Ratio:         1 Share of Allegheny Teledyne for Each Share of
                        Allegheny Ludlum

                        1.925 Shares of Allegheny Teledyne for Each Share of Teledyne

Dividends:              $0.64 Per Share Annual Rate

Shares:                 175M Approx. Outstanding Shares

Approvals:              Shareholder and Regulatory

Expected Closing:       Mid 1996

MERGER CREATES SIGNIFICANT SHAREHOLDER VALUE


- - Creates a World Leader in Specialty Metals

  - Attractive Complementary Markets and Technical Expertise

  - Significant Business Synergies Created by Combination

    - $85 Million in Pretax Earnings and Cash Flow Savings
      Identified

    - Operating, Pension and Financing Related

- - Strong Diversified Technology Businesses

  - Excellent Market Positions in Aviation and Electronics,
    Industrial and Consumer Products

  - Balances Cyclical Businesses

  - Technology Cross-Fertilization with Specialty Metals

MERGER CREATES SIGNIFICANT SHAREHOLDER VALUE

- - Covers Allegheny Ludlum's Unfunded Pension Liability and Cash
  Funding for Retirement Benefits

  - Uses Teledyne's Pension Surplus Efficiently

- - Accretive to All Shareholders in First Full Year

- - Strong Earnings, Cash Flow and Capital Structure Create
  Opportunities for Continuing Shareholder Value Enhancement

- - Significant Director and Officer Ownership of Allegheny Teledyne

  - Approximately 22%

                              ALLEGHENY TELEDYNE


- - Pittsburgh Headquarters

- - Specialty Metals Businesses Led from Pittsburgh

- - Diversified Technology Businesses Led from Los Angeles

- - 15 Person Board of Directors

  - Chairman + 7 Other Allegheny Ludlum Directors

  - 7 Teledyne Directors

- - Two Strong Management Teams Join Forces

ALLEGHENY TELEDYNE EXECUTIVE OFFICERS

Chairman                         Richard P. Simmons

President & CEO                  William P. Rutledge

Executive Vice President         Arthur H. Aronson

Executive Vice President         Donald B. Rice

Chief Financial Officer          James L. Murdy

General Counsel & Secretary      Jon D. Walton

- - Lean Corporate Headquarters

  - All Officers Except Chairman and CEO have Dual Roles in
    Operating Subsidiaries

ALLEGHENY TELEDYNE ORGANIZATION


                            ALLEGHENY TELEDYNE
                               HEADQUARTERS


Specialty Metals Businesses                  Diversified Technologies Businesses
     Arthur H. Aronson                                  Donald B. Rice
     President and CEO                                 President and CEO
        Pittsburgh                                        Los Angeles

                              ALLEGHENY TELEDYNE





                            OVERVIEW OF OPERATIONS

                   FINANCIAL CONDITION - ALLEGHENY TELEDYNE


                                                     12/95 PRO FORMA
                                                     ---------------

          Cash & Mkt'ble Sec.                              $113M

          Working Capital                                  $655M

          Total Assets                                   $2,628M

          Long-Term Debt                                   $561M

          Net Debt to Book Capitalization                    33%

          Net Debt to Mkt Capitalization                     14%

          Shareholders' Equity                             $786M

          Book Value Per Share                           $4.50

                     FINANCIAL PROFILE - ALLEGHENY TELEDYNE


                                          1995              1995 PRO FORMA
                                       PRO FORMA            WITH SYNERGIES*
                                       ---------            ---------------

Revenues                                $4.0B                    $4.0B

EBITDA**                                $552M                    $600M

Net Income to Com. Shareholders**       $245M                    $295M

Cash Flow***                            $223M                    $273M

  * Assumes full year of identified operating, financial, pension and retiree cost savings synergies:

    - Income: $85M Pretax ($50M Net)
    - Cash: $50M

    Additional potential revenue & margin enhancement and operating synergies not yet quantified

 ** EBITDA and Net Income Exclude Gain on Sale of Businesses of $50M Pretax
    ($30M Net). Net Income Includes Financing Cost Savings and Effect of Conforming Accounting Conventions.

*** Excludes Gain on Sale, Non-Cash Pension Income and Working Capital Changes

                                    ALLEGHENY TELEDYNE              ALLEGHENY TELEDYNE
                               1995 PROFORMA REVENUE PROFILE    1995 PROFORMA EBITDA PROFILE
                               -----------------------------    -----------------------------
- ------------------
- - Aviation and electronics              25.0%                                22.6%

- - Industrial                             8.6%                                 8.9%

- - Consumer                               8.1%                                 4.2%

- - Specialty metals                      56.3%                                64.4%


COMBINATION BROADENS SPECIALTY METALS
LEADERSHIP WORLDWIDE


ALLEGHENY LUDLUM                     TELEDYNE
- ----------------                     --------

- - Stainless Steels                   - Super Alloys and Specialty Steels

- - Tools Steels                       - Thin-Rolled Metals

- - Advanced Alloys                    - Refractory and Reactive Metals

- - Silicon Electrical Steels

                      ALLEGHENY LUDLUM BUSINESS PROFILE

- - World Leader in the Technology, Production and Marketing of
  Specialty Metals

- - Providers to Customers in Diversified Consumer and Capital
  Goods Markets in More than 30 Nations

- - International Sales 6% of 1995 Revenues

- - Employees: 6,000

- - Outstanding Common Shares: 66.2M (March 1996)

                           TELEDYNE BUSINESS PROFILE


- - Federation of Technology-based Businesses Serving Worldwide

  Customers in Four Business Segments

  - Specialty Metals                  35% of 1995 Revenues

  - Aviation and Electronics          39%

  - Industrial                        13%

  - Consumer                          13%

- - International Sales 20% of 1995 Revenues

- - Employees: 18,000

- - Outstanding Common Shares: 55.9M (Feb. 1996)

TELEDYNE BUSINESS PROFILE -
DIVERSIFIED TECHNOLOGIES BUSINESSES

- - Aviation and Electronics Products Include:

  - Electronic Components and Devices

  - Unmanned Aerial Vehicles, Targets, and Airframes

  - Aviation Propulsion

  - Sensing, Analysis and Instrumentation

  - Systems Engineering

- - Industrial Products Include:

 - Fluid Control Products

 - Material Handling Equipment

 - Cutting Tools

 - Castings and Forgings

- - Consumer Products Include:

  - Swimming Pool Equipment and Heating Systems

  - Oral Health Products and Showerheads

  - Water Purification

                                ALLEGHENY TELEDYNE




                                BENEFITS OF MERGER

                           BUSINESS AND STRATEGIC SYNERGIES


- - Specialty Metals Technology Leader in Broad Range of Products


- - Operating Opportunities

  - Allegheny Ludlum Gains Access to Teledyne Distribution
    Channels and Service Centers

  - Teledyne's International Offices Broaden Allegheny Ludlum's
    Overseas Presence

  - Product Enhancement Opportunities

  - Cross-Processing and Cross-Selling

  - Technology Interchange in Advanced Materials and Processes

                       BUSINESS AND STRATEGIC SYNERGIES


- - Administrative Cost Saving Opportunities

- - Financial Cost Savings Opportunities

- - Covers Allegheny Ludlum's Unfunded Pension Liability and
  Cash Funding Requirements for Pension and Retiree Medical

- - Accelerates Utilization of Teledyne's Pension Surplus

- - $85M of Savings Identified to Date

                         PENSION SURPLUS UTILIZATION


- - Total Teledyne Pension Surplus: $854M

- - Covers Annual Funding for Allegheny Ludlum Retirement

  Benefits

  - Pension Funding                           $40M

  - Retiree Health Benefits                    16M
                                              ----
    Total Cash Savings, Pretax                $56M

SUMMARY - FINANCIAL BENEFITS OF MERGER

- - Substantial Earnings Benefit

- - Improved Cash Flow

- - Full Funding of Pension and Retirement Health Care Benefits of Allegheny Ludlum

- - Reduces Cyclicality of Earnings and Cash Flow

- - Significantly Accretive to All Shareholders in First Full Year

- - The Strategic Business Combination Strengthens both Parties and Increases Shareholder Value